CALVERT INTERNATIONAL OPPORTUNITIES FUND
Supplement to Summary Prospectus dated February 1, 2021

The following changes are effective October 1, 2021:

The following replaces “Management”:

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”)

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Manager. The Fund is managed by Aidan M. Farrell, Vice President of MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), who has managed the Fund since December 31, 2016. Prior to October 2021, Mr. Farrell was Vice President of Eaton Vance Global Advisors Limited (“EVGA”).

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